EXHIBIT 32.1

        JOINT CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
            FINANCIAL OFFICER REQUIRED BY EXCHANGE ACT RULE 13A-14(B)

         In connection with the Annual Report of OmniCorder Technologies, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), we, Denis A. O'Connor, President and Chief Executive Officer, and Celia I. Schiffner, Controller and Principal Accounting Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 31, 2005

                                     /s/ Denis A. O'Connor
                                     -------------------------------------------
                                     Denis A. O'Connor
                                     President and Chief Executive Officer


                                     /s/ Celia I. Schiffner
                                     -------------------------------------------
                                     Celia I. Schiffner
                                     Controller and Principal Accounting Officer